Exhibit 10.1.4
FOURTH AMENDMENT
          FOURTH AMENDMENT, dated as of March 15, 2006 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of May 12, 2004 (the “Credit Agreement”), among INFRASOURCE SERVICES, INC., a Delaware corporation (“Holdings”), INFRASOURCE INCORPORATED, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LASALLE BANK NATIONAL ASSOCIATION, as syndication agent, and BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions in the Credit Agreement upon the terms and subject to the conditions set forth herein; and
          WHEREAS, the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:
          1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.
          2. Amendment to Section 8 (Events of Default). Section 8 of the Credit Agreement is hereby amended by deleting clause (i) of paragraph (l) of such Section in its entirety and substituting in lieu thereof the following:
     ”(i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), excluding the Permitted Investors, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rule 13(d)(3) and 13(d)(5) of the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of Holdings; or”
          3. Representations and Warranties. (a) Credit Agreement Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Sections 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.
          (b) Power; Authorization; Enforceable Obligations. Each Loan Party has the requisite corporate or other power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment. Each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment. The Credit Agreement, as amended by this Amendment, continues to constitute a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability maybe limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
          (c) No Legal Bar. The execution, delivery and performance of this Amendment and any other related documents will not violate any Requirement of Law or any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenue pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents).
          4. Conditions to Effectiveness. This Amendment shall become effective on the date upon which the Administrative Agent shall have received this Amendment, executed by the Administrative Agent, the Borrower, Holdings, the Subsidiary Guarantors and the Required Lenders.
          5. Continuing Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.
          6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel.
          7. Counterparts. This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INFRASOURCE INCORPORATED

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Chief Financial Officer

INFRASOURCE SERVICES, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Chief Financial Officer

BARCLAYS BANK PLC, as Administrative Agent and as a Lender

By:	/s/ David Barton

Name: David Barton Title: Associate Director

LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ Nick Lotz

Name: Nick Lotz Title: Commercial Banking Officer

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Commerce Bank, N.A.

[Name of Lender]

By:	/s/ Michael P. Thomson

Name: Michael P. Thomson Title: Vice President

INFRASOURCE INCORPORATED FOURTH AMENDMENT

JP Morgan Chase Bank N.A.

By:	/s/ Lee P. Brennan

Name: Lee P. Brennan Title: Vice President

INFRASOURCE INCORPORATED FOURTH AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Stephen T. Dorosh

Name: Stephen T. Dorosh Title: Vice President

INFRASOURCE INCORPORATED FOURTH AMENDMENT

RZB Finance LLC

[Name of Lender]

By:	/s/ Christoph Hoedl

Name: Christoph Hoedl Title: Group Vice President

By:	/s/ Nadia Nedelcheva

Name: Nadia Nedelcheva Title: Vice President

INFRASOURCE INCORPORATED FOURTH AMENDMENT

ELF Funding Trust I

[Name of Lender]

By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name: Chad Schramek
Title: Assistant Treasurer

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Restoration Funding CLO, LTD

[Name of Lender]

By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name: Chad Schramek
Title: Assistant Treasurer

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Highland Legacy Limited

[Name of Lender]

By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name: Chad Schramek
Title: Assistant Treasurer

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Gleneagles CLO, Ltd.

[Name of Lender]

By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name: Chad Schramek
Title: Assistant Treasurer

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Highland Floating Rate LLC

[Name of Lender]

By:	/s/ Joe Dougherty

Name: Joe Dougherty Title: Senior Vice President

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Highland Floating Rate Advantage Fund

[Name of Lender]

By:	/s/ Joe Dougherty

Name: Joe Dougherty Title: Senior Vice President

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Oligra 43

[Name of Lender]

By:	/s/ Karen Thompson

Name: Karen Thompson Title: Loans Officer

INFRASOURCE INCORPORATED FOURTH AMENDMENT

FOXE BASIN CLO 2003, LTD.

[Name of Lender]

By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Lee M. Shalman

Name: Lee M. Shalman
Title: Authorized Signatory

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD, or an affiliate.

[Name of Lender]

By:	/s/ Kelli C. Marti

Name: Kelli C. Marti Title: Senior Vice President

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD, or an affiliate.

[Name of Lender]

By:	/s/ Kelli C. Marti

Name: Kelli C. Marti Title: Senior Vice President

INFRASOURCE INCORPORATED FOURTH AMENDMENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO VI, LTD, or an affiliate.

[Name of Lender]

By:	/s/ Kelli C. Marti

Name: Kelli C. Marti Title: Senior Vice President

ACKNOWLEDGEMENT AND CONSENT
          Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Amendment.

INFRASOURCE CORPORATE SERVICES, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

DASHIELL HOLDINGS CORPORATION

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

DASHIELL LTD

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

DACON GP LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

DACON LTD

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE TEXAS HOLDINGS GP LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE TEXAS HOLDINGS LP LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

M.J. ELECTRIC, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

BLAIR PARK SERVICES, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

OSP CONSULTANTS, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE POWER CALIFORNIA, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

OSP TELCOM, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

RJE TELECOM, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

SUNESYS, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

SUNESYS OF VIRGINIA, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

CHOWNS, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

TRINITY INDUSTRIES, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND SERVICES, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE POWER, LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND INSTALLATION, LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

MECHANICAL SPECIALTIES, INCORPORATED

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE MID-ATLANTIC, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND CONSTRUCTION SERVICES, LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND CONSTRUCTION, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND CONSTRUCTION, LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE MASLONKA, LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND CONSTRUCTION CALIFORNIA, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE CONCRETE & PAVING SERVICES, LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE TRANSMISSION SERVICES COMPANY

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE MASLONKA CA, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

IUC IOWA, LLC

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND SERVICES CANADA, INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer

EHV POWER USA INC.

By:	/s/ Terence R. Montgomery

Name: Terence R. Montgomery Title: Senior Vice President & Treasurer